As filed with the Securities and Exchange Commission on January 28, 1997.






                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of

                     The Securities Exchange Act of 1934

                     Date of Report:  January 28, 1997
                       (Date of earliest event reported)




Commission        Registrant; State of Incorporation;   I.R.S. Employer
File Number        Address; and Telephone Number        Identification No.



  1-9130          CENTERIOR ENERGY CORPORATION             34-1479083
                  (An Ohio Corporation)
                  6200 Oak Tree Boulevard
                  Independence, Ohio  44131
                  Telephone (216) 447-3100


  1-2323          THE CLEVELAND ELECTRIC                   34-0150020
                  ILLUMINATING COMPANY
                  (An Ohio Corporation)
                  c/o Centerior Energy Corporation
                  6200 Oak Tree Boulevard
                  Independence, Ohio  44131
                  Telephone (216) 622-9800


  1-3583          THE TOLEDO EDISON COMPANY                34-4375005
                  (An Ohio Corporation)
                  300 Madison Avenue
                  Toledo, Ohio  43652
                  Telephone (419) 249-5000







This combined Form 8-K is separately filed by Centerior Energy Corporation ("Centerior"), The Cleveland Electric Illuminating Company ("Cleveland Electric") and The Toledo Edison Company ("Toledo Edison"). Centerior, Cleveland Electric and Toledo Edison are sometimes referred to collectively as the "Companies". Cleveland Electric and Toledo Edison are sometimes referred to collectively as the "Operating Companies". Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant, except that information relating to either or both of the Operating Companies is also attributed to Centerior.

Item 5.  Other Events

Recent Financial Results (Unaudited)

Centerior's operating revenues, net income and earnings per share of common stock for the year ended December 31, 1996 were $2,553,249,000, $121,065,000 and $.82, respectively.





SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    CENTERIOR ENERGY CORPORATION
                                    Registrant




                                    THE CLEVELAND ELECTRIC ILLUMINATING
                                    COMPANY
                                    Registrant




                                    THE TOLEDO EDISON COMPANY
                                    Registrant




                                By:  JANIS T. PERCIO
                                     Janis T. Percio,
                                     Secretary of each Registrant




January 28, 1997




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